SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                               SEPTEMBER 4, 1997
                Date of Report (Date of earliest event reported)


                             INTERCARDIA, INC.
             (Exact name of registrant as specified in its charter)

                                 DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


         0-27410                                    56-1924222
   (COMMISSION FILE NO.)               (I.R.S. EMPLOYER IDENTIFICATION NO.)


                             3200 EAST HIGHWAY 54,
                         CAPE FEAR BUILDING, SUITE 300
                                P. O. BOX 14287
                  RESEARCH TRIANGLE PARK, NORTH CAROLINA 27709
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (919) 558-8688
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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Item 5.  Other Events.


         On September 4, 1997, Intercardia, Inc. acquired 79.6% of the outstanding stock of Renaissance Cell Technologies, Inc. ("Renaissance") for $500,000. Renaissance is an early stage company conducting research in the area of hepatic stem cells. Renaissance has entered into a Sponsored Research Agreement ("UNC Agreement") with The University of North Carolina at Chapel Hill ("UNC") which grants Renaissance an option for an exclusive worldwide license to products developed under the UNC Agreement. Renaissance has agreed to reimburse UNC for costs incurred by UNC in connection with the UNC Agreement in an amount not to exceed $450,000 per year for a minimum of two years.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                INTERCARDIA, INC.


                         By:  /s/ Richard W. Reichow
                              Richard W. Reichow
                              Senior Vice President and Chief Financial Officer




Date: September 5, 1997